UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 3, 2006



                                 RES-CARE, INC.
               (Exact Name of Registrant as specified in Charter)


           Kentucky                 0-20372                 61-0875371
 (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)          File Number)          Identification No.)


  10140 Linn Station Road, Louisville, Kentucky           40223
    (Address of principal executive offices)            (Zip code)


                                 (502) 394-2100
              (Registrant's telephone number, including area code)


                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02    Results of Operations and Financial Condition.

     On August 3, 2006, Res-Care, Inc. issued a press release to announce its results for the second quarter and six months ended June 30, 2006. A copy of the press release is included as Exhibit 99.1 to this report.


Item 9.01    Financial Statements & Exhibits.

       Exhibit Number      Description of Exhibit
       --------------      ----------------------
       99.1                Press release dated August 3, 2006.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   RES-CARE, INC.



Date: August 3, 2006                        By:    /s/ Ralph G. Gronefeld, Jr.
                                               -------------------------------
                                               Ralph G. Gronefeld, Jr.
                                               President and CEO



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                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibits
------       -----------------------

 99.1        Copy of press release issued by the Company on August 3, 2006.



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